Harbor ETF Trust

Supplement to Prospectus dated April 6, 2023
Harbor Small Cap Explorer ETF
July 21, 2023
Harbor ETF Trust’s Board of Trustees has determined to liquidate and dissolve Harbor Small Cap Explorer ETF (the “Fund”). After the close of business on August 22, 2023, subject to applicable law, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on August 23, 2023. The Fund is currently scheduled to liquidate at the close of business on or about August 30, 2023 (the “Liquidation Date”).
Shareholders may sell their holdings of the Fund on NYSE Arca, Inc. (“NYSE Arca”) until market close on August 22, 2023 and may incur typical transaction fees from their broker-dealers. At the time the liquidation of the Fund is complete, shares of the Fund will be redeemed. If you still hold shares on the Liquidation Date, you will receive a liquidating distribution of cash in the cash portion of your brokerage account equal to the amount of the net asset value of your shares. Shareholders who receive a liquidating distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares if shares are held in a taxable account. The liquidating distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to market close on August 22, 2023. The Fund may or may not, depending upon its circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of seeking long-term growth of capital. Furthermore, during the time between market close on August 22, 2023 and the Liquidation Date, shareholders will be unable to dispose of their shares on NYSE Arca.
The changes to the Fund’s investment policy that were previously disclosed to shareholders in a notice dated June 6, 2023 will no longer be implemented.
Investors Should Retain This Supplement For Future Reference
S0723.P.ETF.QWST

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Chicago, IL 60606-4302
harborcapital.com

Supplement to Statement of Additional Information dated April 6, 2023

July 21, 2023
Harbor ETF Trust’s Board of Trustees has determined to liquidate and dissolve Harbor Small Cap Explorer ETF (the “Fund”). After the close of business on August 22, 2023, subject to applicable law, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on August 23, 2023. The Fund is currently scheduled to liquidate at the close of business on or about August 30, 2023 (the “Liquidation Date”).
Shareholders may sell their holdings of the Fund on NYSE Arca, Inc. (“NYSE Arca”) until market close on August 22, 2023 and may incur typical transaction fees from their broker-dealers. At the time the liquidation of the Fund is complete, shares of the Fund will be redeemed. If you still hold shares on the Liquidation Date, you will receive a liquidating distribution of cash in the cash portion of your brokerage account equal to the amount of the net asset value of your shares. Shareholders who receive a liquidating distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares if shares are held in a taxable account. The liquidating distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to market close on August 22, 2023. The Fund may or may not, depending upon its circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of seeking long-term growth of capital. Furthermore, during the time between market close on August 22, 2023 and the Liquidation Date, shareholders will be unable to dispose of their shares on NYSE Arca.
The changes to the Fund’s investment policy that were previously disclosed to shareholders in a notice dated June 6, 2023 will no longer be implemented.
Investors Should Retain This Supplement For Future Reference
S0723.SAI.ETF.QWST

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